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                                   EXHIBIT B
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                          LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT is executed as of the 28th day of September, 1995, by and among COSCAN, INC., a Delaware corporation ("Coscan") and LINCORP HOLDINGS, INC., a Delaware corporation, formerly known as Unicorp American Corporation ("Lincorp").

                                  WITNESSETH:

     WHEREAS, on July 23, 1990, Coscan purchased from Canadian Imperial Bank of Commerce ("CIBC") an Amended and Restated Promissory Note in the principal amount of Eleven Million Dollars ($11,000,000.00) executed by Lincorp and payable to the order of CIBC ("Original Note"), which Original Note was secured by that certain Second Amended and Restated Deed of Trust and Security Agreement ("Deed of Trust") dated and executed as of August 5, 1987 by Lincorp to Chicago Title Insurance Company, as Trustee, for the benefit of CIBC recorded August 14, 1987 as Reel 407, Image 839, Series No. E038795 in the Recorder's Office, San Francisco, California, and further secured by that certain Second Amended and Restated Assignment of Lessor's Interest in Leases and Seller's Interest in Contracts of Sale ("Assignment of Leases") recorded August 14, 1987 as Reel 407, Image 872, Series No. E038796 in the Recorder's Office, San Francisco, California, executed and dated as of August 5, 1987 by Lincorp for the benefit of CIBC; and

     WHEREAS, on July 23, 1990 Coscan purchased all of CIBC's right, title and interest in the Original Note, Deed of Trust and Assignment of Leases, as well as all other documents and instruments evidencing and/or securing the Original Note ("Other Loan Documents"); and

     WHEREAS, Lincorp and Coscan have amended and restated the Original Note as set forth in that certain Second Amended and Restated Promissory Note dated July 23, 1990 ("Restated Note"); and

     WHEREAS, Lincorp and Coscan on July 23, 1990 executed and entered into that certain Modification of Second Amended and Restated Deed of Trust and Security Agreement and Second Amended and Restated Assignment of Lessor's Interest in Leases and Seller's Interest in Contracts of sale ("Modification"), recorded September 6, 1990 as Document E777526 in the Recorder's Office, San Francisco, California (the Deed of Trust as amended by the Modification, is hereinafter referred to as the "Modified Deed of Trust" and the Assignment of Leases as modified is hereinafter referred to as the "Modified Assignment"); and
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     WHEREAS, Lincorp and Coscan desire to further modify and amend certain terms and provisions of the Restated Note, Modified Deed of Trust, Modified Assignment and Other Loan Documents:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   General.
          -------

          (a) Concurrently with the execution of this Agreement, Lincorp has or will pay to Coscan on the indebtedness evidenced by the Restated Note, the sum of Six Hundred Forty-Two Thousand Fifty-Two and 30/100 Dollars ($642,052.30).

          (b) Subsequent to the receipt of, and upon application of such sum by Coscan, the outstanding principal amount, accrued the unpaid Fixed Interest, and Accrual Amount due and owing under the Restated Note is Nine Million Two Hundred Ninety-Seven Thousand Six Hundred Eighty-Six and 61/100 Dollars ($9,297,686.61), of which Two Hundred Ninety-Seven Thousand Six Hundred Eighty-Six and 61/100 Dollars ($297,686.61) represents accrued interest, and Lincorp hereby acknowledges that in addition to said amount, Additional Interest, calculated and payable as provided in the Restate Note, shall also be due and owing under Restated Note.

          (c) Any capitalize terms not otherwise defined herein shall have the respective meanings set forth in the Restated Note, Modified Deed of Trust, Modified Assignment and/or Other Loan Documents, as applicable.

     2.   Restated Note.  Lincorp and Coscan hereby agree that the Restated Note
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is hereby further modified and amended as follows:

          (a) With respect to Section I.A.14 of the Restated Note, the date of July 22, 1995 set forth therein is hereby deleted, and a date of July 22, 1996 is hereby substituted in its place.

          (b) With respect to Section I.A.16 of the Restated Note, the date of July 22, 1995 set forth therein is hereby deleted, and a date of July 22, 1996 is hereby substituted in its place.

          (c) The definitions of the terms "Replacement Financing" and "Replacement Financing Terms" found in Section I.A. 24 and 25 of the Restated Note are hereby deleted in their entirety, and any and all references to said terms contained in any other article, section and/or provision of the Restated Note are hereby deleted. Lincorp and Coscan hereby agree that from and after the date of this Agreement, Lincorp shall have no right to obtain Replacement Financing.

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          (d)  With respect to Section II.E. of the Restated Note, the same is hereby deleted in its entirety.

          (e) With respect to Section III.F. of the Restated Note, the same is hereby deleted in its entirety.

          (f) With respect to Section XIV of the Restated Note, the addresses for notices, demands, requests or other communications to be sent by one party to the other are hereby revised as follows:

          Maker's Address:  Lincorp Holdings, Inc.
                            250 Park Avenue, Suite 2020
                            New York, New York 10017
                            Attn:  Mr. Jack Sauer

          Payee's Address:  Coscan, Inc.
                            c/o Brookfield Development, Inc.
                            370 17th Street, Suite 3800
                            Denver, Colorado 80202
                            Attn:  Mr. Tracy Wilkes

          and:              Haligman and Lottner, P.C.
                            633 17th Street, Suite 2700
                            Denver, Colorado 80202
                            Attn:  Alan B. Lottner, Esq.

     3.   Modified Deed of Trust.  Lincorp and Coscan agree that all references
          ----------------------
to the Note contained in the Modified Deed of Trust shall mean and refer to the Restated Note, as modified pursuant to this Agreement, as the same may from time to time be further amended, restated, modified or supplemented.

     4.   Other Loan Document Modification.  Coscan and Lincorp agree that with
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respect to the Modified Assignment and Other Loan Documents, all racitations and references therein to the Note and Deed of Trust shall be and are hereby modified to conform to the modifications made to the Restated Note and Modified Deed of Trust as set forth in this Agreement.

     5.   Loan Document Ratification.  Except as expressly set forth in this
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Agreement, all other terms and conditions set forth in the Restated Note,
Modified Deed of Trust, Modified Assignment and Other Load Documents, as heretofore modified, are hereby ratified and reaffirmed.

     6.   Representations and Warranties.  Lincorp represents, warrants,
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acknowledges and agrees that:

          (a) Lincorp is in compliance with all terms and provisions contained in the Restated Note, Modified Deed of Trust,


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Modified Assignment and Other Loan Documents, as amended hereby, on its part to be observed or performed;

          (b) No default, event of default or breach has occurred under the Restated Note, Modified Deed of Trust, Modified Assignment or Other Loan Documents, and no event, which with the giving of notice or passage of time, or both, would constitute an event of default, default or breach under the Restated Note, Modified Deed of Trust, Modified Assignment or Other Loan Documents has occurred and is continuing;

          (c) Lincorp has no offsets, defenses, claims or counterclaims with respect to the Restated Note, Modified Deed of Trust, Modified Assignment or Other Loan Documents or the loan evidenced or secured thereby or Coscan's administration thereof or performance of its obligations thereunder; and

          (d) As of the date hereof, Coscan will have fully performed all of its obligations under the Restated Note, Modified Deed of Trust, Modified Assignment and Other Loan Documents that it may have had or has of the date hereof.

     7.   Conditions Precedent. The following shall be conditions precedent to
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the effectiveness of this Agreement:

          (a) Lincorp shall execute and deliver to Coscan any and all other documents necessary for the completion of the transactions contemplated by this Agreement;

          (b) Coscan shall deliver to Lincorp a release of that certain Pledge and Security Agreement dated July 23, 1990 by and between Lincorp and Coscan, pursuant to which Lincorp pledged and assigned to Coscan a security interest in the Pledged Collateral, as said term is defined therein;

          (c) All of the transactions described in that certain Agreement dated September 5, 1995 by and between Lincorp, Coscan, Coscan Colorado, Inc., a Colorado corporation, Coscan Limited Partner Corporation, a Colorado corporation, Coscan California Commercial, Inc., a California corporation, and Coscan California Limited Partner Corporation, a California corporation, are consummated as described therein.

     8.   Governing Law. The terms and conditions of this Agreement shall be
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governed by the applicable laws of the State of Colorado.

     9.   Paragraph Headings. The paragraph headings used herein are intended
          ------------------
for reference purposes only and shall not be considered in the interpretation of the terms and provisions hereof.

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

     10.  Inurement.  The terms and provisions of this Agreement shall be
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binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date and year first set forth above.

                                      COSCAN, INC., a Delaware
                                      corporation


                                      By: /s/ L R Cullingworth
                                         -------------------------------
                                      Its: CHAIRMAN
                                          ------------------------------

                                      LINCORP HOLDINGS, INC., a Delaware
                                      corporation, formerly known as
                                      Unicorp American Corporation

                                      By: /s/
                                         ------------------------------
                                      Its: PRESIDENT
                                          -----------------------------


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